EXHIBIT 13. 1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of TDK Corporation (“TDK”) on Form 20-F for the fiscal year ended March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Hajime Sawabe, Chief Executive Officer of TDK, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of TDK.

/s/ Hajime Sawabe

Hajime Sawabe
Representative Director, President and Chief Executive Officer
Date: August 11, 2005